LOAN AGREEMENT

This LOAN AGREEMENT (this "Agreement") is entered into effective as of October 9, 2004 (the "EFFECTIVE DATE") by and between LDM ENTERPRISES, LLC, a California limited liability company ("LENDER"); Rapidtron, Inc., a Nevada corporation ("BORROWER"); and John Creel, an individual ("GUARANTOR"), with reference to the following recitals:

     A. Borrower is currently a party to a Memorandum of Understanding ("MOU") with Smart Card Integrators, Inc. ("SCI"), pursuant to which Borrower is obligated to provide $350,000 of financing to SCI in accordance with the terms of the MOU (the "SCI LOAN").

     B. The following parties have made financing available to Borrower (each such loan, a "BRIDGE LOAN"): (i) Bathgate Capital Partners LLC in the amount of $600,000 pursuant to a Sale Of Secured Convertible Bridge Notes Summary of Terms, dated September 28, 2004; (ii) Oceanus Value Fund, LP in the amount of $400,000 pursuant to a Draft Term Sheet dated September 22, 2004; and (iii) affiliates of John Steinacker in the amount of $1,000,000. Borrower intends to accept one or more of the Bridge Loans as soon as possible and use the proceeds thereof to finance the SCI Loan, but pursuant to the MOU, Borrower must finance the SCI Loan prior to the expected closing of any one of the Bridge Loans.

     C. Borrower has requested, and Lender has agreed to provide, a short-term loan to Borrower to fund a portion of the SCI Loan intended to be repaid from the proceeds of the first Bridge Loan.

     D. As of the Effective Date hereof, Borrower is a client of Greenberg Traurig LLP ("GT") and Raymond A. Lee ("RAL"), a shareholder of GT and former partner of Lee & Rasor LLP ("LR"). RAL is an affiliate of Lender.

     E. Lender has agreed to loan to Borrower up to $350,000, to be used solely for the purpose of funding of $250,000 of the SCI Loan, provided SCI agrees to amend the MOU to permit Borrower to fund a portion of the SCI Loan pending the closing of the Bathgate Bridge Loan, and payment of $100,000 towards outstanding invoices owed to GT and LR.

     F. Borrower shall secure the loan by granting Lender an assignment of the SCI Loan and a security interest in all of the assets of Borrower.

     G. Guarantor is an owner, officer and director of Borrower. Guarantor shall guaranty Borrower's repayment of the loan and shall secure such guaranty by granting a deed of trust upon his personal residence (the "RESIDENCE") for the benefit of Lender.

     H. Borrower and Guarantor understand that because RAL is an affiliate of Lender and GT, GT is unable to represent Borrower or Guarantor with respect to this Agreement and the related transactions, and Borrower and Guarantor have agreed to obtain separate legal counsel to represent them with respect to this Agreement and the related transactions. Further, GT shall represent Lender in connection with the Loan and related transactions, and each of


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
Borrower and Lender has agreed to waive any actual or potential conflict of interest that may exists with respect to GT's representation of Lender in this matter and GT's ongoing and future representation of Borrower with respect to other matters.

NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants, promises and agreements set forth herein, the parties hereto agree as follows:

     1.   The  Loan.  Borrower  agrees to accept and Lender agrees to make, upon
          ---------
the terms and conditions contained in this Agreement, a loan in the principal sum of up to Three Hundred Fifty Thousand Dollars ($350,000.00) (the "LOAN"), at an interest rate of the lesser of ten percent (10%) per annum or the highest rate permitted by law, and due and payable on or before the earlier of (a) October 29, 2004, or (b) closing of the first Bridge Loan. If the total outstanding balance of the Loan is not repaid on or before November 14, 2004, then Lender shall have the option, but not the obligation, to covert the total balance of the Loan or any portion thereof into common stock of Borrower at any time until such balance is paid in full, at a conversion rate of the lesser of $0.33 per share or the average closing bid price during the five trading days prior to and including November 14, 2004. Lender's election to so convert the outstanding balance of the Note shall not be deemed a waiver of any right or remedy Lender may have for breach of this Agreement or any Loan Document.

     2.   Security  for  the  Loan.  As collateral for repayment of the Loan and
          ------------------------
Borrower's performance of the other "Loan Documents" (defined below), Borrower shall execute and deliver to Lender a Security Agreement in the form attached hereto as Exhibit "A" (the "SECURITY AGREEMENT"), assigning to Lender all right,
          -----------
title and interest in and to the SCI Loan and the Bathgate Bridge Loan, and granting a security interest in all other existing or hereinafter acquired assets of Borrower, to be perfected by the filing of a UCC-1 financing statement.

     3.   Personal  Guaranty.  As  a  condition  to  the  Loan,  Guarantor shall
          ------------------
execute and deliver the Guaranty in the form attached hereto as Exhibit "B" (the
                                                                -----------
"GUARANTY")  and  the Deed of Trust attached hereto as Exhibit "C" (the "DEED OF
                                                       -----------
TRUST"). If Borrower fails to repay the Loan on or before October 29, 2004, then Guarantor shall obtain a new loan secured by the Residence and use the proceeds thereof to satisfy the Loan and Guaranty. If Borrower has failed to repay the entire balance of the Loan on or before October 22, 2004, then Guarantor shall promptly make a good faith application for such new loan with an available bank or other mortgage lender on or before October 25, 2004. Failure by Guarantor to satisfy the obligation to apply for such new loan shall be deemed a material default of this Agreement and the Guaranty, and Lender shall have all rights and remedies for default under the Guaranty.

     4.   Loan  Documents.  In  order  to  consummate  the  Loan, Borrower shall
          ---------------
execute and/or deliver to Lender the following documents (collectively, together with this Agreement, the "LOAN DOCUMENTS"):

          (a) Convertible Secured Promissory Note (the "NOTE") in the principal amount of up to $350,000.00, with a maturity date of November 8, 2004, and in the form attached hereto as Exhibit "D";
                                 ------------

          (b)  the  Security  Agreement;

          (c)  the  Guaranty,  duly  executed  and  delivered  by Guarantor; and

          (d)  the  Deed  of  Trust.

     5.   Closing.  Closing  of  the  Loan  shall  occur within one business day
          -------
following Borrower's delivery of the original Loan Documents to Lender. At closing, Lender shall disburse the proceeds of the Loan on behalf of Borrower as provided in Section 6 below.

     6.   Use  of  Loan  Proceeds.  Borrower  hereby  covenants  to  Lender that
          -----------------------
Borrower  shall use the proceeds of the Loan only in accordance with Schedule 1,
                                                                     ----------
attached hereto. Borrower hereby authorizes and directs Lender to disburse the proceeds of the Loan directly to the third-party payees identified on Schedule
                                                                      ----------
1,  in  the  amounts  shown  thereon,  for  and  on  behalf  of  Borrower.
--

     7.   Covenant  to  Accept  Bridge  Loans.  Rapidtron  shall  in  good faith
          -----------------------------------
proceed to apply for the Bridge Loans as soon as possible and diligently pursue the closing of such Bridge Loans, and Rapidtron shall apply any such funds to the repayment of the Loan.

     8.   Lender's  Costs  and  Expenses.  At  closing, Borrower shall reimburse
          ------------------------------
Lender for its legal fees and other out-of-pocket expenses in connection with the preparation of the Loan Documents and other matters related to the transactions contemplated herein, not to exceed $3,500, from funds separate and apart from the proceeds of the Loan.

     9.   Default.  The  occurrence  of  any  of  the  following  events  shall
          -------
constitute  an  "EVENT  OF  DEFAULT"  under  this  Agreement:

          9.1  Nonpayment.  Borrower fails to pay, within five (5) calendar days
               ----------
after demand or after the date when due, any payment obligation in accordance with the terms of the Note.

          9.2  Other  Provisions  of  Loan  Documents.  Except  for  payment
               --------------------------------------
obligations under the Note or Guaranty, either Borrower or Guarantor fails to comply with or perform any agreement, covenant, condition or provision of this Agreement or any other Loan Document and such failure shall remain uncured for a period of thirty (30) days following delivery of written notice of default by Lender to Borrower or Guarantor, as the case may be.

     10.  Further  Assurances.  Each party hereto also agrees to provide further
          -------------------
assurances; to take further actions; and to make, execute, acknowledge, certify, verify, enter into, deliver, record and/ or file any and all documents as are necessary and appropriate to the Loan or to the closing, consummation, confirmation and perfection of any and all transactions contemplated by this Agreement.

     11.  General  Provisions.
          -------------------

          11.1  No  Modifications.  No  supplement, modification or amendment of
                -----------------
this  Agreement  shall  be  binding  unless  executed in writing by all parties.

          11.2  Binding Agreement.  Neither party shall assign any right, power,
                -----------------
privilege or authority or delegate any duty, liability or obligation under this Agreement to any person or entity without the prior written consent of the other party, such consent not to be unreasonably withheld or delayed. No such assignment or delegation shall release the assigning party from any duty, liability or obligation under this Agreement unless expressly provided to the contrary in a written instrument signed by all parties. Subject to the foregoing restrictions and limitations, this Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, representatives, successors and assigns.

          11.3  Attorneys  Fees.  If  either  party  commences  any  mediation,
                ---------------
arbitration, administrative proceeding or judicial proceeding (each, a "PROCEEDING") to enforce or interpret any term, condition or other provision of this Agreement, then the prevailing party in such Proceeding shall be entitled to recover reasonable attorneys fees, expert witness fees, accounting fees and related costs incurred by such prevailing party in such Proceeding from the non-prevailing party, in addition to any other relief to which such prevailing party may be entitled.

          11.4  Enforceability.  In the event that the application of any of the
                --------------
provisions of this Agreement is held to be unenforceable or invalid by a court of competent jurisdiction, the validity and enforceability of other applications of that provision and of the remaining provisions shall not be affected.

          11.5  Counterparts  and  Execution.  This Agreement may be executed in
                ----------------------------
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Each signatory may affix its respective signatures to this Agreement in any manner so long as such signatory acknowledges such signature as its own. Executed signature pages from separate counterpart originals may be attached to a single counterpart copy. The parties hereby agree that facsimile signatures may be used in order to close the transactions contemplated hereby (other than with respect to the Purchase Note); provided, however, that original signatures shall promptly follow (by Federal Express, other overnight messenger or courier service) the delivery of such facsimile signatures.

          11.6  Construction.  As used in this Agreement, masculine, feminine or
                ------------
neuter gender and the singular or plural number shall each be deemed to include the others where and when the context so dictates.

          11.7 Governing Law.  This Agreement shall be governed by and construed
               -------------
and interpreted in accordance with the internal laws of the State of California, as applied to contracts between California residents entered into and to be performed wholly within the State of California.


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
          11.8  Legal Representation and Acknowledgement and Waiver of Conflict.
                ---------------------------------------------------------------
Lender and Borrower hereby acknowledge that RAL is the principal of Lender, is an attorney licensed to practice law in the State of California and a shareholder with GT and former partner of LR, which has been dissolved. Lender and Borrower further acknowledge that Dennis J. Rasor ("DJR") is an associate attorney with GT and a former partner of LR. LR has in the past represented
Borrower, and GT has in the past and continues to represent Borrower in connection with general business and securities matters. Borrower acknowledges that neither RAL, DJR nor GT is representing Borrower, its representatives or advisors with respect to this Agreement or any transaction related thereto. Borrower acknowledges that RAL has disclosed to Borrower a conflict of interest between RAL, DJR and GT on the one hand, and Borrower on the other, with respect to the terms of this Agreement. Borrower further acknowledges that RAL, DJR and GT have advised Borrower to obtain independent legal counsel to represent Borrower in connection with this Agreement and to advise Borrower with respect to any conflict this Agreement may present with respect to RAL's, DJR's and GT's current and future representation of Borrower. Further, Borrower and Lender acknowledge that DJR and GT are representing Lender with respect to this transaction and that each of Lender and Borrower has reviewed and executed a separate waiver of conflict of interest with respect to such representation.

     IN WITNESS WHEREOF, Borrower and Lender have executed, delivered and entered into this Agreement as of the Effective Date hereof.


"BORROWER"

RAPIDTRON,  INC.,  a  Nevada  corporation


By:______________________________________
   John  Creel
   President  &  Chief  Executive  Officer


"LENDER"

LDM  ENTERPRISES,  LLC,
a  California  limited  liability  company


By:_______________________________________
   Raymond  A.  Lee,  Manager


By:_______________________________________
   Barbara  Lee,  Manager

                                   Schedule 1
                                   ----------

                                 Use of Proceeds
                                 ---------------

SCI            $250,000.00
GT             $ 80,000.00
LR             $ 20,000.00




_________________________________
(1) Discounted  from  $32,528.56.


                          Schedule 1 to Loan Agreement

                          Exhibit "A" to Loan Agreement
                          -----------------------------

                           Form of Security Agreement
                           --------------------------

                                  SEE ATTACHED




                          Exhibit "A" to Loan Agreement

                          Exhibit "B" to Loan Agreement
                          -----------------------------

                                Form of Guaranty
                                ----------------

                                  SEE ATTACHED




                          Exhibit "B" to Loan Agreement

                          Exhibit "C" to Loan Agreement
                          -----------------------------

                              Form of Deed of Trust
                              ---------------------

                                  SEE ATTACHED




                          Exhibit "C" to Loan Agreement

                          Exhibit "D" to Loan Agreement
                          -----------------------------

                   Form of Convertible Secured Promissory Note
                   -------------------------------------------

                                  SEE ATTACHED




                          Exhibit "D" to Loan Agreement